EXHIBIT 99.1

                         REVOLVING CREDIT LOAN AGREEMENT



     THIS REVOLVING CREDIT LOAN AGREEMENT, is made this 1st day of April, 2003, by and between 1mage Software, Inc. (the "Borrower"), a Colorado corporation, and DEMALE, LLC ("Lender"), a Colorado limited liability company.

                                   RECITALS

     A. WHEREAS, Borrower is desirous of borrowing sums from time to time up to an aggregate amount of Three Hundred Thousand Dollars ($300,000) from Lender in the form of a revolving line of credit;

     B. WHEREAS, Lender is willing to provide the above-described loans to Borrower on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties agree as follows:

     1. Terms of Revolving Credit. Subject to the terms and conditions of this Agreement, Lender hereby agrees to establish a revolving credit facility (hereinafter, the "Revolving Credit") in the maximum amount of Three Hundred Thousand Dollars ($300,000) in favor of Borrower on the following terms and conditions:

        a. The term of the Revolving Credit shall begin on the date hereof and shall end on the earlier to occur of June 30, 2005 or another date which is mutually agreed upon by the Lender and the Borrower (the "Repayment Date").

        b. Concurrently herewith, Borrower shall execute a Revolving Credit Master Note of even date herewith in the form attached hereto as Exhibit A in favor of Lender in the face amount of $300,000 (the "Note"), payable on the Repayment Date.

        c. Advances under the Revolving Credit may be made, upon request of Borrower in accordance with the terms of this Agreement, at any time prior to the Repayment Date upon receipt by Lender of a request therefor signed by Borrower. At no time shall the aggregate obligation of Borrower to Lender exceed Three Hundred Thousand Dollars ($300,000) plus accrued but unpaid interest on amounts previously received. Borrower may at any time prior to the Repayment Date repay all or any part of said loans under the Revolving Credit and subsequently receive further advances, consistent with the terms and conditions hereof.

        d. Principal amounts due under the Revolving Credit shall bear interest and shall be payable in accordance with the terms of the Note.

        e. Borrower may prepay amounts owed under this Agreement and the Note at any time in any amount without premium or penalty.


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        f. Amounts borrowed under the Revolving Credit shall be used for the purposes specified in Section 8.a(2) of this Agreement.

        g. Lender shall provide the funds drawn under this Agreement to Borrower no later than the close of the second business day (excluding federal bank holidays) following Lender's actual receipt of the signed request of Borrower for such funds provided for in subsection c hereof. If Lender fails to deliver such funds within the time period required by this subsection g, then Borrower shall have the right, after five (5) business days prior written notice to Lender and a continuing failure by the Lender to provide the requested funds during such five (5) day period, to force the conversion of some or all of the amount then owed under the Note and this Agreement, including any accrued but unpaid interest, into shares of the Borrower's common stock. Such forced conversion shall be effected at a conversion price equal to the last sale price as reported by the OTC Bulletin Board or on such other exchange or reporting service which then constitutes the principal trading market for the Borrower's common stock (the "Fair Market Value") on the date of the conversion, provided, however, that such conversion price shall not be less than the Fair Market Value on the effective date of this Agreement.

     2. Fees and Expenses. Borrower agrees to bear all legal expenses required for the preparation of this Agreement, the Note, and other documents in connection with this Revolving Credit and the making, protection, enforcement and collection of all amounts advanced under the Revolving Credit. These costs do not include, however, the fees of separate counsel for Lender, or the costs and expenses incurred in enforcing the rights of Lender under this Agreement except upon the occurrence of an Event of Default (hereinafter defined).

     3. Promise to Pay and Conversion Rights. Borrower promises to pay to Lender when due, whether by normal maturity, acceleration or otherwise, the entire outstanding principal amount of the Revolving Credit, together with interest, and all other amounts payable by Borrower to Lender hereunder, including costs of collection. Borrower also agrees that, if Lender so elects at the termination of this Agreement on June 30, 2005, Lender may elect to convert all or any portion of the unpaid principal and interest owed under this Agreement and the Note on that date into shares of the Borrower's common stock at a conversion price equal to 80% of the Fair Market Value on the date that Lender's written notice of such conversion is received by Borrower. Lender shall also have the right to convert at such price prior to June 30, 2005 in the event of a Change of Control of Borrower. For purposes hereof, a "Change of Control" shall be deemed to have occurred (a) if a person or group of persons (other than Lender or its affiliates) obtains sufficient shares of the Borrower's common stock that such person or group of persons has the present ability, whether or not exercised, to call a meeting of Borrower's shareholders and elect a majority of the Borrower's board of directors or (b) if at any meeting of Borrower's shareholders a majority of the board of directors is elected which were not nominated by the nominating committee of the Borrower's board of directors or such board itself.

     4. Events of Default; Acceleration. Any or all of the liabilities of Borrower to the Lender in connection with the Revolving Credit shall, at Lender's option, be due and payable and the Lender's obligation to make further advances hereunder shall be terminated upon the occurrence of any of the following events of default (each of which shall be hereinafter referred to as an "Event of Default") and the failure by Borrower to cure such Event of Default within thirty (30) days of receipt of written notice from Lender of its intent to accelerate the repayment

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of the Note on account thereof: (a) default in the payment, when due or payable, of any obligation of Borrower under this Agreement or the Note; (b) issuance of any injunction or of an attachment or judgment against any material amount of property of Borrower which is not discharged within ten (10) business days after issuance; (c) the filing of any bankruptcy, reorganization, debt arrangement or other proceeding or case against Borrower under any bankruptcy or insolvency law or commencement of any dissolution or liquidation proceeding against Borrower, any of which is either consented to or acquiesced in by Borrower or remains undismissed for thirty (30) days after the date of entry or the commencement by Borrower of a voluntary case under the federal bankruptcy laws or any state insolvency or similar laws, or the consent by Borrower to the appointment of a receiver, liquidator, assignee, trustee, custodian or similar official for Borrower or any of its property, as the case may be, or the making by Borrower of any assignment for the benefit of creditors or the failure by Borrower generally to pay Borrower's debts, as the case may be, as they become due; or
(d) material default in the performance of any covenant contained herein or in the Note. A violation or breach of a representation or warranty by the Borrower shall not constitute an Event of Default and will not excuse Lender from performance of its obligations hereunder but such violation or breach may entitle Lender to seek damages from Borrower resulting from such violation or breach.

     5. Waivers. Borrower waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, and all other action taken in reliance hereon and all other demands and notices of any type.

     6. Conditions of Lending. This Agreement and any and all advances under the Revolving Credit are and shall at all times be subject to the following:

        a. All covenants and agreements required to be performed by Borrower under this Agreement and under the Note shall have been materially performed to the reasonable satisfaction of Lender as and when required.

        b. On the date hereof and on and as of the date of each advance under the Revolving Credit no Event of Default shall have occurred and no condition, event or act which, with the giving of notice or the lapse of time or both, would constitute an Event of Default shall have occurred or shall exist.

        c. At Closing, Borrower shall pay a loan fee to Lender consisting of (i) 90,000 shares of the common stock of Borrower, (ii) a warrant to purchase an additional 90,000 shares of the Company's common stock at 80% of Fair Market Value on the effective date of this Agreement, and (iii) cash in an amount equal to bank fees and charges and other out of pocket costs incurred and paid by Lender, if any, in connection with the establishment and continued use of the line of credit by Borrower, up to a maximum of $3,000, provided, however, that in the event of a forced conversion under Section 1g hereof, the 90,000 shares issued under subsection c.(i) hereof shall be deemed to have been issued on account of such forced conversion and thereby reduce the number of shares issuable on account of any such forced conversion.

     7. Borrower's Representations and Warranties. To induce Lender to enter into this Agreement, Borrower represents and warrants to Lender as follows:

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        a. Existence; Power; Authority. Borrower is a corporation duly organized, validly existing and in good standing under the laws of Colorado. Borrower is duly and validly authorized by all necessary corporation action and has full power and authority to enter into this Agreement, to make the borrowings hereunder, to execute and deliver this Agreement and the Note, and to perform and comply with the terms, conditions, and agreements set forth herein and therein.

        b. Binding Agreement. This Agreement constitutes, and the Note, when made and delivered for value received will constitute, the valid and legally binding obligations of Borrower, enforceable in accordance with their respective terms.

        c. No Conflicting Agreements. The execution of and performance under this Agreement and the Note and the borrowings hereunder and thereunder by the Borrower will not violate: (i) any statute, regulation or other provision of law; (ii) any order of a court or instrumentality of government having jurisdiction over the Borrower; (iii) any provision of the Articles of Incorporation of the Borrower; or (iv) any indenture, contract, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its property is bound. There are no provisions of any existing mortgage, deed of trust, contract, lease, or other agreement of any kind binding on the Borrower or affecting its business or property which would conflict with or in any way restrict or prohibit the execution, delivery or performance of the terms of this Agreement or the Note.

        e. Information.. Borrower hereby represents and warrants that all information contained in the Company's filings with the U.S. Securities and Exchange Commission is in all material respects true, complete and accurate, and does not fail to state any material fact or any fact necessary to make such information not misleading. f. Assets and Properties. Borrower has good and marketable title to all of its assets and properties, free and clear of any undisclosed security interests, or any material liens or encumbrances.

        g. Taxes. All taxes, assessments, impositions and levies of any type or kind imposed upon Borrower and its properties, operations, and income which have become due and payable ("Taxes") have been paid and discharged prior to the date when any interest or penalty would accrue for the nonpayment thereof, except for those being contested in good faith and by appropriate proceedings by Borrower.

        h. Violation of Laws. Neither the consummation of this Agreement nor the use, directly or indirectly, of all or any portion of the proceeds of the Revolving Credit will violate or result in a violation of any provision of any applicable law or of any applicable order of, or restriction imposed by, any applicable governmental or regulatory entity or authority.

     8. Borrower's Covenants. Until all obligations and liabilities of Borrower to Lender under this Agreement and the Note have been paid and performed in full, Borrower shall keep and perform the following covenants, and does hereby covenant, agree and promise to Lender as follows:

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

        a. General Affirmative Covenants. Borrower shall, at all times during the term of the Revolving Credit and at all times that any advances hereunder are outstanding, do the following:

           (1) Positive Net Worth. So long as this Agreement is in effect, maintain a positive net worth, calculated in accordance with generally accepted accounting principles and as shown on its annual and quarterly financial statements included in its annual and quarterly reports filed with the U. S. Securities and Exchange Commission.

           (2) Use of Proceeds. Use any and all amounts advanced under this Agreement for the working capital needs of Borrower.

           (3) Events of Default. Promptly inform Lender of the occurrence of any Event of Default or the occurrence of any condition, event or act which, with the giving of notice or lapse of time or both, would constitute an Event of Default hereunder.

        b. Negative Covenant. Without the prior written consent of Lender, Borrower shall not at any time during the term of the Revolving Credit:

           (1) Default on Primary Bank Line. Take or fail to take any action which constitutes an event of default under Borrower's primary bank line of credit, currently with Bankwest-Castle Pines for $200,000.

     9. Jurisdiction and Venue. In any action brought by Lender under this Agreement, Borrower consents to the exercise of personal jurisdiction over it by the courts of the State of Colorado and agrees that venue shall be proper in any County of the State of Colorado or in the City and County of Denver, in addition to any other court where venue may be proper. Borrower waives and releases, to the extent permitted by law, all errors and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy on real estate or personal property to which the Borrower may otherwise be entitled under the laws of the United States of America now in force or which may hereafter be passed, as well as the benefit of any or every statute, ordinance, or rule of court which may be lawfully waived conferring upon Borrower any right or privilege of exemption, stay of exercise, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment.

     10. Notices. All notices, consents, approvals, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by telefax, telegram or overnight courier or posted by U.S. registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.

Lender:

      DEMALE, LLC
      c/o John G. Mazza
      6613 Zumirez Drive
      Malibu, California 90265

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

Borrower:

      1mage Software, Inc.
      6025 S. Quebec Street, Suite 300
      Englewood, Colorado 80111
      Attention:  Mary Anne DeYoung

Any party may from time to time change the address to which notices to it are to be sent by giving notice of such change to the other parties in the manner set forth herein. Notices shall be deemed given on the next business day following the day such notice is posted or sent by courier in the manner described above, and if sent by telefax or telegram, on the date such notice is sent, and if delivered in person, on the date so delivered. Any notice period shall commence on the day such notice is deemed given. For the purposes of this Agreement, the term "business day" shall include all days other than Saturdays, Sundays and federal banking holidays.

     11. Security and Subordination. The debts evidenced by the Note shall be secured by a security interest in Borrower's imaging software, customer contracts and accounts receivable, provided, however, that such security interest shall be subordinated to the security interest of Borrower's primary bank lender, currently Bankwest-Castle Pines, which has extended the Borrower a $200,000 line of credit.

     12. Miscellaneous.

         a. No Waiver. No failure or delay of any party hereto to exercise any right given to it hereunder, or to insist on strict compliance with any provision hereunder, shall constitute a waiver of such provision or of any other provision hereof, or a waiver of any breach, and no waiver of any provision or breach of any provision shall constitute a waiver of any other provision or breach or of any subsequent breach of the same provision. No waiver shall be effective unless in writing and signed by the party having the right to waive such provision.

         b. Survival. All covenants, agreements, representations and warranties made herein and in any other instruments or documents delivered pursuant hereto shall survive the execution and delivery of this Agreement and shall continue in full force and effect so long as any of the amounts due hereunder are outstanding and unpaid.

         c. Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, superseding all prior negotiations, correspondence, understandings and agreements, if any, between the parties; no amendment or modification of this Agreement shall be binding on the parties unless made in writing and duly executed by all parties. There are no oral or implied agreements and no oral or implied warranties between the parties hereto other than those expressed herein.

         d. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall not be assignable by the Borrower without the prior written consent of Lender.

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

         e. Headings. The section and other headings in this Agreement are for reference only and shall not limit or otherwise affect any of the terms hereof.

         f. Further Assurances and Corrective Instruments. The parties hereto agree to execute, acknowledge, seal and deliver, after the date hereof, without additional consideration, such further assurances, instruments and documents, and to take such further actions, as the parties hereto shall request in order to fulfill the intent of this Agreement and the transactions contemplated hereby.

         g. Severability. Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         h. Expenses of Collection. Should this Agreement be referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, Borrower shall pay all of Lender's actual costs, fees (including reasonable attorneys' fees) and expenses resulting from such referral.

         i. Compliance with Securities Laws. Lender acknowledges, covenants and agrees that (i) it is an entity comprised entirely of "accredited investors", as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act") and is therefore itself an accredited investor under such rules, (ii) Lender is an entity comprised entirely of sophisticated business persons who are capable of evaluating the risks and merits of an investment in the common stock of Borrower, should such a purchase occur under this Agreement, (iii) Lender and each of its affiliates have had full and unrestricted access to information concerning Borrower as well as its operations, financial condition, management business prospects prior to entering into this Agreement, (iv) to the extent that Lender may acquire shares of Borrower's common stock under this Agreement, it would not be purchasing such shares with a view toward resale or distribution thereof but for investment, and (v) if any such shares are acquired by Lender hereunder, the shares would be "restricted securities" which could only be resold in accordance with Rule 144 or another exemption from registration under the Act.

         j. Governing Law. This Agreement is made in and shall be governed by and construed and interpreted in accordance with this laws of the State of Colorado.

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

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal, with the intention of making it a sealed instrument, as of the day and year first above written.


BORROWER:

1MAGE SOFTWARE, INC.


/S/ DAVID R. DEYOUNG
---------------------------------
By: David R. DeYoung, President



LENDER:

DEMALE, LLC


/S/ JOHN G. MAZZA
---------------------------------
By: John G. Mazza, Member


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

                                    EXHIBIT A

                          REVOLVING CREDIT MASTER NOTE


$300,000                                                    Englewood, Colorado
                                                            April 1, 2003


     FOR VALUE RECEIVED, the undersigned (hereinafter, the "Borrower") promises to pay to the order of DEMALE, L.L.C., a Colorado limited liability company (hereinafter, "Lender") at Lender's offices at 6613 Zumirez Drive, Malibu, California 90265, or at such other place as the holder of this Note may from time to time designate, in lawful money of the United States of America, the principal sum of Three Hundred Thousand Dollars ($300,000) (or so much thereof as has been advanced or re-advanced hereunder from time to time) together with interest thereon at the rate and upon the terms hereinafter provided. This promissory note (this "Note") is issued pursuant to the Revolving Credit Loan Agreement between the Borrower and the Lender of even date herewith (the "Loan Agreement") and is in all respect subject to the various terms and conditions described in the Loan Agreement. In addition, the following terms shall apply to this Note.

     1. Interest Rate. For the period from the date of this Note until the date on which the entire principal balance outstanding is paid in full (at stated maturity, on acceleration or otherwise), interest shall accrue on the principal balance from time to time outstanding at a rate equal to the US Bank prime rate plus 1 1/2 % per annum, as it may be adjusted from time to time by US Bank, with such adjustment to be effective on the first day of the month following the date of any change, provided, however, that such interest rate may not at any time be lower than 7% per annum or higher than 18% per annum.

     2. Repayment. Accrued but unpaid interest shall be due and payable on each July 15, October 15, January 15 and April 15 that this Note is outstanding based on the interest accrued for the immediately preceding calendar quarter ended June 30, September 30, December 31 and March 31, respectively. The entire amount of principal outstanding and any accrued unpaid interest thereon shall be due and payable on the Repayment Date (as hereafter defined). For purposes of this Note, the "Repayment Date" is the earlier to occur of June 20, 2005 or the date on which payment of this Note has been accelerated on account of the occurrence of an Event of Default (as defined herein) or such other date which is mutually agreed upon by the Lender and the Borrower (the "Repayment Date").

     3. Calculation of Interest. Interest shall be calculated on the basis of a three hundred sixty (365) days per year factor applied to the actual days on which there exists an unpaid principal balance. Interest shall be calculated by Lender and billed to Borrower each quarter, provided, however, that failure of Lender to bill Borrower for interest in any quarter shall not relieve Borrower's payment obligations hereunder.

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

     4. Application of Payments. All payments made hereunder shall be applied first to late penalties or other sums owing the holder, next to accrued and unpaid interest, and then to principal.

     5. Optional Prepayment. Borrower may prepay this Note in whole or in part at any time or from time to time without penalty, additional interest or premium.

     6. Event of Default. As used herein the term "Event of Default" shall mean
(a) a failure to make any payment of any amount required to be paid pursuant to this Note on the date such payment is due under this Note; and (b) an Event of Default as such term is defined under the Loan Agreement.

     7. Late Payment Penalty. Should any payment of interest or principal and interest due hereunder be received by the holder of this Note more than ten (10) days after its due date, Borrower shall pay a late payment penalty equal to five percent (5%) of the amount overdue for each month outstanding until paid, beginning with the due date of the late payment.

     8. Acceleration Upon Event of Default. Upon the occurrence of an Event of Default, Lender may, at its option, in its sole and absolute discretion and without notice or demand, declare the entire unpaid balance of principal plus accrued interest and any other sums payable hereunder immediately due and payable.

     9. Default Interest Rate. Upon the occurrence of an Event of Default, the rate of interest accruing on the disbursed unpaid principal balance shall automatically and without further action by Lender be increased to 18% per annum, independent of whether Lender elects to accelerate the unpaid principal balance as a result of such default.

     10. Conversion into Shares of Borrower's Common Stock. Under the Loan Agreement, some or all of amounts due under this Note may be converted into shares of the Borrower's common stock under the circumstances described therein.

     11. Jurisdiction and Venue. In any action brought by Lender under this Agreement, Borrower consents to the exercise of personal jurisdiction over it by the courts of the State of Colorado and agrees that venue shall be proper in any County of the State of Colorado or in the City and County of Denver, in addition to any other court where venue may be proper. Borrower waives and releases, to the extent permitted by law, all errors and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy on real estate or personal property to which Borrower may otherwise be entitled under the laws of the United States of America now in force or which may hereafter be passed, as well as the benefit of any or every statute, ordinance, or rule of court which may be lawfully waived conferring upon Borrower any right or privilege of exemption, stay of exercise, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment.

     12. Interest Rate After Judgment. If judgment is entered against Borrower on this Note, the amount of the judgment entered (which may include principal, interest, default interest, late charges, fees and costs) shall bear interest at the highest rate authorized under this Note as of the date of entry of the judgment.

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

     13. Expenses of Collection. Should this Note be referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, Borrower shall pay all of Lender's actual costs, fees (including reasonable attorneys' fees) and expenses resulting from such referral.

     14. Waiver of Protest. Borrower hereby waives presentment, notice of dishonor and protest.

     15. Commercial Loan. Borrower acknowledges and warrants that this Note evidences a "commercial loan" and that the proceeds of the Note will be used for the sole purpose of carrying on a business or commercial enterprise and not for personal, family, household or agricultural purposes.

     16. Waiver. No failure or delay by the holder hereof to insist upon the strict performance of any term, provision, or agreement of this Note, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, provision or agreement or of any such breach, or preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the holder hereof shall not be deemed to have waived the right either to require prompt payment when due of all other amounts due under this Note, or to declare a default hereunder.

     17. Notices. All notices, consents, approvals, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by telefax, telegram or overnight courier or posted by U.S. registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.


If to the Lender:

      DEMALE, L.L.C.
      c/o John G. Mazza
      6613 Zumirez Drive
      Malibu, California 90265

If to the Borrower:

      1mage Software, Inc.
      6025 S. Quebec Street, Suite 300
      Englewood, Colorado 80111
      Attention:  Mary Ann DeYoung

Any party may from time to time change the address to which notices to it are to be sent by giving notice of such change to the other parties in the manner set forth herein. Notices shall be deemed given on the next business day following the day such notice is posted or sent by courier in the manner described above, and if sent by telefax or telegram, on the date such notice is sent,

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

and if delivered in person, on the date so delivered. Any notice period shall commence on the day such notice is deemed given. For the purposes of this Agreement, the term "business day" shall include all days other than Saturdays, Sundays and federal banking holidays.

     18. Headings. The section headings in this Note are for reference only, and shall not limit or otherwise affect any of the terms hereof.

     19. Choice of Law. This Note is executed in and shall be governed, construed and enforced in accordance with the laws of the State of Colorado.

     20. Binding Effect. This Note shall be binding upon Borrower and its successors and assigns.

     IN WITNESS WHEREOF, the undersigned has executed this Note under seal, with the intention that it be a sealed instrument on the day and year first above written.



                                          BORROWER:

                                          1mage Software, Inc.



                                          /S/ DAVID R. DEYOUNG
                                          ----------------------------------
                                          By: David R. DeYoung, President

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